UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 14, 2017

Longbau Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-194583	46-5011565
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No.100-11, Sec. 1, Zhongqing Rd.,
North Dist., Taichung City 404,
Taiwan (R.O.C.)
(Address of principal executive offices, including zip code)

+852 58059452

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Dismissal of independent registered public accounting firm

On August 14, 2017, Longbau Group, Inc. (the “Company”) dismissed GBH CPAs, PC (“GBH”), as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved GBH’s dismissal on August 14, 2017.

The reports of GBH on the Company’s financial statements as of, and for, the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles except for the following: GBH issued a going concern qualification in GBH’s report the financial statements as of and for the year ended December 31, 2015, in which GBH indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern.

During the recent fiscal years ended December 31, 2016 and December 31, 2015, and during the subsequent interim periods through August 14, 2017, there have been no (i) disagreements between the Company and GBH on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to GBH’s satisfaction would have caused GBH to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of the above disclosure and requested that GBH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of GBH’s letter, dated August 17, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On August 14, 2017, the Company engaged Thayer O’Neal Company, LLC (“Thayer”) as the Company’s new independent registered public accounting firm. The Board of Directors approved the engagement of Thayer on August 14, 2017.

During the recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim periods through August 14, 2017, the Company did not consult with Thayer regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.1	Letter dated August 17, 2017 from GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2017	Longbau Group, Inc.
(Registrant)

	By:	/s/ Tsai Ko
Tsai Ko, Chief Executive Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated August 17, 2017 from GBH CPAs, PC